Exhibit 10.14

EXECUTION VERSION

CONSENT AND FIRST AMENDMENT TO LOAN AGREEMENT

This Consent and First Amendment to Loan Agreement (this “Consent and Amendment”), dated as of January 3, 2023 (the “Effective Date”), is entered into by and among COLLEGIUM PHARMACEUTICAL, INC., a Virginia corporation (as “Borrower”), the Guarantors from time to time party thereto, BIOPHARMA CREDIT PLC, a public limited company incorporated under the laws of England and Wales (as the “Collateral Agent”), BPCR LIMITED PARTNERSHIP, a limited partnership established under the laws of English and Wales (as a “Lender”) and BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP, a Cayman Islands exempted limited partnership acting by its general partner, BioPharma Credit Investments V GP LLC (as a “Lender”).

RECITALS

WHEREAS, Borrower, Guarantors, the Collateral Agent and the Lenders have entered into that certain Amended and Restated Loan Agreement dated as of March 22, 2022 (the “Loan Agreement”);

WHEREAS, the Borrower intends to launch a share buyback program of its Equity Interests in an aggregate amount of $100,000,000 for the calendar year of 2023 (the “Repurchases”);

WHEREAS, the Repurchases are prohibited under Section 6.8 of the Loan Agreement;

WHEREAS, notwithstanding anything to the contrary set forth in the Loan Documents, including the requirements set forth in Section 6.8 of the Loan Agreement, the Borrower has requested that the Required Lenders and Collateral Agent consent, and the Required Lenders and Collateral Agent have agreed to consent, to the treatment of the Repurchases as a Permitted Distribution permitted under Section 6.8 of the Loan Agreement (such consent, the “Specified Consent); and

WHEREAS, in accordance with Section 11.5 of the Loan Agreement, Borrower (acting for its own behalf and on behalf of the other Credit Parties), Collateral Agent and the Lenders desire to amend the Loan Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1.Definitions; Interpretation.  All capitalized terms used in this Consent & Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.  The rules of interpretation set forth in the first paragraph of Section 13.1 of the Loan Agreement shall be applicable to this Consent and Amendment and are incorporated herein by this reference.

SECTION 2.Consent and Amendment to the Loan Agreement.

(a)The Required Lenders and Collateral Agent hereby consent to the treatment of the Repurchases as a Permitted Distribution.

(b)The Loan Agreement shall be amended by deleting in its entirety Section 8.1(f) of the Loan Agreement and replacing it as follows:

“ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. With respect to any and all Intellectual Property owned by any Credit Party and included in Collateral, each Credit Party hereby grants to the Collateral Agent, for the benefit of Lenders and the other Secured Parties, as of the Closing Date: (i) an irrevocable, non-exclusive, assignable, royalty-free license or other right to use (and for its agents or representatives to use), without charge, including the right to sublicense, use and practice, any and all such Intellectual Property in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, advertise for sale, sell, assign, license out, convey, transfer or grant options to purchase any Collateral, and access to all media in which any of the licensed items may be recorded or stored and to all Software and programs used for the compilation or printout thereof; and (ii) in connection with the Collateral Agent’s exercise of its rights or remedies under this Section 8.1 (including in order to take possession of, collect, receive, assemble, process, appropriate, remove, realize upon, sell, assign, license out, convey, transfer or grant options to purchase any Collateral), each Credit Party’s rights under all licenses and all franchise Contracts inure to the benefit of all Secured Parties;”

SECTION 3.Representations and Warranties; Reaffirmation.

(c)Borrower hereby represents and warrants to each Lender and the Collateral Agent as follows:

(i)Borrower has all requisite power and authority to enter into this Consent and Amendment and to carry out the transactions contemplated hereby.

(ii)This Consent and Amendment has been duly executed and delivered by Borrower and is the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by general principles of equity.

(iii)The execution, delivery and performance by Borrower of this Consent and Amendment have been duly authorized and do not and will not: (A) conflict with any of such Person’s Operating Documents, (B) contravene, conflict with, constitute a default under or violate any material Requirements of Law, (C) contravene, conflict, result in any breach of, or require any payment to be made under any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or affecting such Person or the assets or properties of such Person or any of its Subsidiaries, or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of its or their respective properties or assets may be bound, (D) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect), (E) constitute a material breach of or a material default or an event of default (or the equivalent thereof, however described) under, or could be reasonably be expected to give rise to the cancellation, termination or invalidation of or the acceleration of such Person’s or any Subsidiary’s obligations under any Material Contract or (F) require any approval, consent, exemption or authorization, or other action by, or notice to, or filing with, any Person other than a

Governmental Authority, including such Person’s stockholders, members or partners, (except such approvals, consents, exemptions, authorizations, actions, notices and filings which have been or will be duly obtained, taken, given or made on or before the Effective Date and are in full force and effect).

(iv)Both before and immediately after giving effect to this Consent and Amendment, no Event of Default or Default has occurred and is continuing.

(d)Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Consent and Amendment, except as expressly provided herein.  By executing this Consent and Amendment, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Consent and Amendment.

SECTION 4.References to and Effect on Loan Agreement.  Except as specifically set forth herein, this Consent and Amendment shall not modify or in any way or affect any of the terms, conditions, covenants, representations and warranties contained in the Loan Agreement, or any of the rights of the Lenders and the Collateral Agent therein, which shall remain in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically set forth herein, the execution, delivery and effectiveness of this Consent and Amendment shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future breaches, violations or defaults of or under any provisions of the Loan Agreement nor constitute a novation of any of the Obligations under the Loan Agreement, (ii) amend, modify or operate as a waiver of any provision of the Loan Agreement or any right, power or remedy of any Lender or the Collateral Agent, or (iii) constitute a course of dealing or other basis for altering the Loan Agreement or any other Loan Document.  Except as set forth herein, each of the Lenders and the Collateral Agent reserves all of its rights, powers, and remedies under the Loan Documents and Requirements of Law. Each of the Credit Parties acknowledges and agrees that the Specified Consent does not in any manner whatsoever limit any right of any of the Lenders or the Collateral Agent to insist upon strict compliance by Borrower with the Loan Agreement.

SECTION 5.Governing Law; Venue; Jury Trial Waiver.  This Consent and Amendment shall be construed in accordance with and governed by the law of the State of New York. The provisions of Section 10 (Choice of Law, Venue and Jury Trial Waiver) of the Loan Agreement shall apply hereto as if more fully set forth herein as if references therein to “this Agreement” were references to this Consent and Amendment.

SECTION 6. Counterparts. This Consent and Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Consent and Amendment. Delivery of an executed counterpart of a signature page of this Consent and Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Consent and Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Consent and Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for under any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the undersigned has caused this Consent and Amendment to be duly executed and delivered as of the date first above written.

COLLEGIUM PHARMACEUTICAL INC.,
as Borrower

By: /s/ Joseph Ciaffoni

Name: Joseph Ciaffoni
Title: President and Chief Executive Officer

COLLEGIUM SECURITIES CORPORATION,
as an additional Credit Party

By: /s/ Joseph Ciaffoni

Name: Joseph Ciaffoni
Title: President

BIOPHARMA CREDIT PLC,

as Collateral Agent

By: Pharmakon Advisors, LP,

its Investment Manager

By: Pharmakon Management I, LLC,

its General Partner

By:/s/ Pedro Gonzalez de Cosio

Name:Pedro Gonzalez de Cosio
Title:Managing Member

BPCR LIMITED PARTNERSHIP,

as a Lender

By: Pharmakon Advisors, LP,

its Investment Manager

By: Pharmakon Management I, LLC,

its General Partner

By:/s/ Pedro Gonzalez de Cosio

Name:Pedro Gonzalez de Cosio
Title:Managing Member

BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP,

as a Lender

By: Pharmakon Advisors, LP,

its Investment Manager

By: Pharmakon Management I, LLC,

its General Partner

By:/s/ Pedro Gonzalez de Cosio

Name:Pedro Gonzalez de Cosio
Title:Managing Member